EXHIBIT 10.78

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES: 1 | 2

2. AMENDMENT/MODIFICATION NO. P000026	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR/BARDA		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR/BARDA02	
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave., SW, Rm G640 Washington DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC
EMERGENT MANUFACTURING OPERATIONS B
5901 E LOMBARD ST
BALTIMORE MD 212246824

CODE 1410445 | FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I

10B. DATED *(SEE ITEM 13)* 06/15/2012

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)* Net Increase: $[**]
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR. 43.103(A)(3) Bilaterial mutual agreement of both parties
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to include a re-submission date for the Plan for Achieving the Pandemic Influenza Objectives originally submitted [**]. The new submission date for this plan has changed to [**]. The Contracting Officer Representative will review and recommend any changes to Emergent's submission by [**]. In Addition, the new submission final deadline date with all revisions will be [**].
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*. Sean Kirk EVP, mfg and tech ops		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* CAROL C. LAVRICH	
15B. CONTRACTOR/OFFEROR /s/ SEAN KIRK *(Signature of person authorized to sign)*	15C. DATE SIGNED Nov 2, 2020	16B. UNITED STATES OF AMERICA /s/ Carol C. Lavrich *(Signature of Contracting Officer)*	16C. DATE SIGNED 11/02/2020

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201200004I/P00026 PAGE OF 2 2 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTIT Y (C) UNI T (D) UNIT PRICE (E) AMOUNT (F) As a result of the modification, the Period of Performance (POP) will be from June 15, 2012 to [**]. Period of Performance: 06/15/2012 to [**]